EXHIBIT 32.2
SARBANES-OXLEY SECTION 906 CERTIFICATION
CERTIFICATION OF W. RANDALL FOWLER, CO-CHIEF EXECUTIVE OFFICER
OF ENTERPRISE PRODUCTS HOLDINGS LLC, THE GENERAL PARTNER OF
ENTERPRISE PRODUCTS PARTNERS L.P.
In connection with this quarterly report of Enterprise Products Partners L.P. (the “Registrant”) on Form 10-Q for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Randall Fowler, Co-Chief Executive Officer of Enterprise Products Holdings LLC, the General Partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: May 7, 2026

/s/ W. Randall Fowler
Name:	W. Randall Fowler
Title:	Co-Chief Executive Officer of Enterprise Products Holdings LLC, the General Partner of Enterprise Products Partners L.P.